UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):                    August 14, 2017

HOWARD BANCORP, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-35489	20-3735949
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6011 University Boulevard, Suite 370, Ellicott City, Maryland	21043
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(410) 750-0020

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company                       x
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.       x

Item 8.01 Other Events

On August 15, 2017, Howard Bancorp, Inc., or Howard, announced that it entered into an Agreement and Plan of Reorganization dated August 14, 2017, or the Agreement, with Howard Bank, a Maryland chartered trust company and wholly owned subsidiary of Howard, and First Mariner Bank, a Maryland chartered trust company, or First Mariner, providing for, among other things, the merger of First Mariner with and into Howard Bank, or the Merger. Under the terms of the Agreement, the total transaction is valued at approximately $163.4 million based on Howard's closing stock price of $16.85 on August 14, 2017. Each stockholder of First Mariner will be entitled to receive, for each of his, her or its shares of First Mariner common stock and preferred stock, 1.6624 shares of Howard common stock. The Merger is subject to customary closing conditions, including regulatory approvals and approvals from the stockholders of Howard and First Mariner.

On August 15, 2017, Howard issued a press release announcing the signing of the Agreement. The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. Presentation materials concerning the Merger, which will be available on Howard's website at www.howardbank.com, are attached hereto as Exhibit 99.2 and incorporated herein by reference.

Forward-Looking Statement Disclaimer

This communication contains estimates, predictions, opinions, projections and other "forward-looking statements" within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Forward-looking statements often use words such as "anticipate," "believe," "contemplate," "estimate," "expect," "forecast," "intend," "may," "plan," "project," "should" "will," or other words of similar meaning. You can also identify them by the fact that they do not relate strictly to historical or current facts. Such statements include, without limitation, references to Howard's beliefs, plans, objectives, goals, expectations, anticipations, assumptions, estimates, intensions and future performance, including our growth strategy and expansion plans, including potential acquisitions. Forward-looking statements involve known and unknown risks, uncertainties and other factors, which may be beyond or control, and which may cause our actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements.

In addition to factors previously disclosed in Howard's reports filed with the U.S. Securities and Exchange Commission, or the SEC, and those identified elsewhere in this document, the following factors among others, could cause actual results to differ materially from forward-looking statements or historical performance: ability to obtain regulatory approvals and meet other closing conditions to the merger, including approval by Howard and First Mariner stockholders on the expected terms and schedule; delay in closing the merger; difficulties and delays in integrating the First Mariner business or fully realizing cost savings and other benefits of the merger; business disruption following the merger; changes in asset quality and credit risk; the inability to sustain revenue and earnings growth; customer acceptance of First Mariner products and services; customer disintermediation; the introduction, withdrawal, success and timing of business initiatives; the inability to realize cost savings or revenues or to implement integration plans and other consequences associated with mergers, acquisitions and divestitures; the impact, extent and timing of technological changes, capital management activities, and other actions of the Federal Reserve Board and legislative and regulatory actions and reforms.

Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.

Important Additional Information and Where to Find It

In connection with the proposed merger, Howard will file with the SEC a Registration Statement on Form S-4 that will include an information statement of First Mariner and a proxy statement/prospectus of Howard, and a prospectus of Howard, as well as other relevant documents concerning the proposed transaction. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. STOCKHOLDERS OF FIRST MARINER AND HOWARD ARE URGED TO READ THE REGISTRATION STATEMENT AND THE JOINT PROXY AND INFORMATION STATEMENT/PROSPECTUS REGARDING THE MERGER WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC BY HOWARD, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.

A free copy of the joint proxy and information statement/prospectus, as well as other filings containing information about Howard, may be obtained at the SEC's Internet site (http://www.sec.gov), when they are filed by Howard. You will also be able to obtain these documents, when they are filed, free of charge, from Howard at www.howardbank.com under the heading "Investor Relations" and then under "SEC Documents". Copies of the joint proxy and information statement/prospectus can also be obtained, when it becomes available, free of charge, by directing a request to Howard Bancorp, Inc., 6011 University Boulevard, Suite 370, Ellicott City, MD 21043, Attention: George C. Coffman, Telephone: (410) 750-0020 or to 1st Mariner Bank, 3301 Boston Street, Baltimore, MD 21224, Attention: Robert D. Kunisch, Telephone: 410-573-8651.

Howard, First Mariner and certain of their respective directors, executive officers and certain other members of their management and employees may be deemed to be participants in the solicitation of proxies from the stockholders of Howard and First Mariner, respectively, in connection with the Merger. Information about the directors and executive officers of Howard, and their respective ownership of Howard's common stock, is set forth in the proxy statement for Howard's 2017 annual meeting of stockholders, as filed with the SEC on Schedule 14A on April 11, 2017. Information concerning all other participants in the solicitation will be included in the joint proxy and information statement/prospectus relating to the proposed transaction when it becomes available. Free copies of this document may be obtained as described in the preceding paragraph.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed herewith:

Exhibit No.	Description of Exhibit

99.1	Press release dated August 15, 2017

99.2	Presentation dated August 15, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOWARD BANCORP, INC.

Dated: August 15, 2017	By:	/s/ George C. Coffman
Name: George C. Coffman
Title: Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS FILED HEREWITH

Exhibit No.	Description of Exhibit

99.1	Press Release dated August 15, 2017

99.2	Investor Presentation dated August 15, 2017

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